Goodwill	12 Months Ended
Mar. 31, 2022
Goodwill [Abstract]
GOODWILL

NOTE 8 – GOODWILL

Goodwill consisted of the following as of March 31, 2022 and 2021:

	As of March 31,	As of March 31,
	2022	2021
Shennong	$6,288,219	$-
Hekangyuan	3,627,427	-
Daji	168,555	162,832
Total	$10,084,201	$162,832

The changes in the carrying amount of goodwill for the years ended March 31, 2022 and 2021 were as follow:

	As of March 31,	As of March 31,
	2022	2021
Balance as of March 31	$162,832	$-
Acquisitions (Note 14)	20,237,015	162,832
Impairment	(10,309,745)	-
Exchange gain and loss	(5,901)	-
Goodwill, net	$10,084,201	$162,832

The goodwill generated from the expected synergies from the output capacity of the transaction and service scenario of the multi-industry, full-link and full-closed-loop of Shennong, and cooperation of developing the health commodities business stably, combining the production and supply, jointly build a perfect supply chain system with Hekangyuan.

Due to the continually influence of the COVID-19 pandemic, Shennong and Hekangyuan’s operating result decreased significantly. The Company assessed qualitative factors and performed the quantitative impairment test. As of March 31, 2022 and 2021, the Company recognized impairment amounted to $10,309,745 (including $5,844,804 to Shennong and $4,464,941 to Hekangyuan) and nil, respectively.